                        AMENDMENT TO AGREEMENT OF SALE
                        ------------------------------

          This Amendment (this "Amendment"), to that certain Agreement of Sale, by and between the parties hereto, dated as of February __, 2000 (the "Agreement"), is made as of this ___ day of December 2000, by and between Beasley Broadcasting of Augusta, Inc., a Delaware corporation (the "Seller"), and Beasley Family Towers, Inc., a Delaware corporation (the "Buyer").

                                  WITNESSETH:
                                  -----------

          WHEREAS, Seller and Buyer entered into the Agreement whereby Buyer purchased from Seller two (2) communications tower facilities used in the operation of radio broadcast station WGAC-AM (each a "Tower" and collectively, the "Towers") and certain personal property belonging to Seller and associated with the Towers;

          WHEREAS, Seller and Buyer desire to amend the Agreement in certain respects to clarify the nature of the assets sold pursuant to the Agreement;

          NOW, THEREFORE, in consideration of the mutual premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller, intending to be legally bound hereby, agree as follows:

          1. The first recital of the Agreement is hereby amended and restated as follows:

          WHEREAS, Seller owns two (2) communications towers used in the operation of radio broadcast station WGAC-AM (the "Daytime Tower" and the "Nighttime Tower", and collectively called herein the "Towers"), the Daytime Tower situated on a certain tract of land which Seller leases from a third party (such tract of land called herein the "Daytime Tower Site"), and the Nighttime Tower situated on a certain tract of land which Seller leases from a third party (such tract of land called herein the "Nighttime Tower Site", and together with the Daytime Tower Site, collectively called herein the "Tower Sites"), the Daytime Tower and the Daytime Tower Site are more particularly described on Exhibit A attached hereto and the Nighttime Tower and the Nighttime Tower Site are more particularly described on Exhibit B attached hereto;


                               INDEX OF EXHIBITS
                               -----------------

          The first two (2) Exhibit listings in the Index of Exhibits are amended and restated as follows:

          Exhibit A      Description of Daytime Tower and Daytime Tower Site

          Exhibit B      Description of Nighttime Tower and Nighttime Tower Site

          2. Exhibit A of the Agreement is hereby amended and restated as shown on Exhibit 1 of this Amendment.

          3. Exhibit B of the Agreement is hereby amended and restated as shown on Exhibit 2 of this Amendment.

          4. Except as expressly provided herein, the Agreement shall continue to be, and shall remain, in full force and effect. Except as expressly provided herein, this Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Agreement.

          5. For the convenience of the parties, this Amendment may be executed in one or more counterparts, each of which shall be deemed an original for all purposes.

     6. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF GEORGIA.

                            [Signature page follows]

          IN WITNESS WHEREOF, the Parties hereto, intending to be legally bound, have caused this Amendment to be duly executed on the day and year first written above.

                              SELLER:

                              BEASLEY BROADCASTING OF AUGUSTA, INC.

                              By: _________________________________
                                  Name:  George G. Beasley
                                  Title:  President

                              BUYER:

                              BEASLEY FAMILY TOWERS, INC.

                              By: _________________________________
                                  Name:  B. Caroline Beasley
                                  Title:  Secretary

                                   EXHIBIT 1
                                   ---------


                                   EXHIBIT A
                                   ---------

              DESCRIPTION OF DAYTIME TOWER AND DAYTIME TOWER SITE

          WGAC-AM

          That certain Four Hundred Thirty-Five (435) foot radio broadcast tower situated on that tract of land more particularly described as follows:

                          [INSERT LEGAL DESCRIPTION]

                                   EXHIBIT 2
                                   ---------


                                   EXHIBIT B
                                   ---------

            DESCRIPTION OF NIGHTTIME TOWER AND NIGHTTIME TOWER SITE

          That certain Two Hundred Sixty-Two (262) foot radio broadcast tower situated on that tract of land more particularly described as follows:

                          [INSERT LEGAL DESCRIPTION]
                          --------------------------

                         AMENDMENT TO LEASE AGREEMENT
                         -----------------------------

          This Amendment (this "Amendment"), to that certain Lease Agreement, by and among the parties hereto, dated as of February __, 2000 (the "Lease"), is made as of this ___ day of December 2000, by and between Beasley Family Towers, Inc., a Delaware corporation (the "Lessor"), and Beasley Broadcasting of Augusta, Inc., a Delaware corporation (the "Lessee").

                                  WITNESSETH:
                                  -----------

          WHEREAS, Lessor and Lessee entered into the Lease whereby Lessee leased from Lessor two (2) communications tower facilities (each a "Tower" and collectively, the "Towers"), each used in the operation of radio broadcast station WGAC-AM, such Towers used for the purpose of Lessee's radio broadcast transmission activities;

          WHEREAS, Lessor and Lessee desire to amend the Lease in certain respects to clarify the nature of the leasehold interest in the Towers obtained by Lessee pursuant to the Lease;

          NOW, THEREFORE, in consideration of the mutual premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee, intending to be legally bound hereby, agree as follows:

          7. The first recital of the Lease is amended and restated as follows:

          WHEREAS, Lessor owns two (2) communications towers, the first of such towers described on Exhibit A attached hereto (the "Daytime Tower"), and located on a certain tract of real estate located in Augusta, Georgia described in Exhibit B attached hereto (hereinafter referred to as the "Daytime Tower Site"); and the second of such towers described on Exhibit C attached hereto (the "Nighttime Tower" and together with the Daytime Tower, collectively called herein the "Towers"), such Nighttime Tower located on a certain tract of real estate located in North Augusta, South Carolina and described in Exhibit D attached hereto (hereinafter referred to as the "Nighttime Tower Site", and together with the Daytime Tower Site, collectively called herein the "Tower Sites"; the term "Tower Sites" shall also include any appurtenant easements on each of such tracts of land);

          8. The second sentence of Section 13.01 of the Lease is hereby deleted.

          9. The last sentence of Section 14.01 of the Lease is hereby deleted.

          10. The penultimate sentence of Section 14.03 of the Lease is hereby deleted.

          11.  Exhibit A of the Lease is amended and restated as follows:

                         DESCRIPTION OF DAYTIME TOWER

          WGAC-AM

          That certain Four Hundred Thirty-Five (435) foot tower situated on a tract of land described on Exhibit B herein.

          12.  Exhibit B of the Lease is amended and restated as shown on
Exhibit 1 to this Amendment.

          13.  Exhibit C of the Lease is amended and restated as follows:

                        DESCRIPTION OF NIGHTTIME TOWER

          WGAC-AM

          That certain Two Hundred Sixty-Two (262) foot tower situated on a tract of land described on Exhibit D herein.

          14.  Exhibit D of the Lease is amended and restated as shown on
Exhibit 2 to this Amendment.

          15. Except as expressly provided herein, the Lease shall continue to be, and shall remain, in full force and effect. Except as expressly provided herein, this Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Lease.

          16. For the convenience of the parties, this Amendment may be executed in one or more counterparts, each of which shall be deemed an original for all purposes.

          17. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF GEORGIA.

                           [Signature page follows]

          IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Amendment to be duly executed on the day and year first written above.

                              LESSOR:

                              BEASLEY FAMILY TOWERS, INC.

                              BY: ____________________________________
                                  Name:  B. Caroline Beasley
                                  Title:  Secretary

                              LESSEE:

                              BEASLEY BROADCASTING OF AUGUSTA, INC.

                              BY: ____________________________________
                                  Name:  George G. Beasley
                                  Title:  President